SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	May 29, 2001
(Date of earliest event reported)

DELPHI AUTOMOTIVE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

ITEM 5. OTHER EVENTS

      The attached information filed as exhibit 99 relating to the proposed offering of five-year notes was previously available on our website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI AUTOMOTIVE SYSTEMS CORPORATION

Date: May 29, 2001	(Registrant)

By /s/ Paul R. Free

(Paul R. Free, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99	Registrant’s certain presentation materials